SECOND AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT


     This Second Amendment to Amended and Restated Credit and Security Agreement ("Amendment"), dated September 5, 1996, by and between GROUP TECHNOLGIES CORPORATION, a Florida corporation (the "Borrower"), and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation (the "Lender"), amends the Amended and Restated Credit and Security Agreement, dated March 29, 1996, by and between the Borrower and the Lender, as amended on May 13, 1996, (as so amended, and as amended, modified, extended, restated, enlarged or supplemented from time to time, the "Agreement").

                                     RECITAL

     The Borrower has requested that the Lender amend the Agreement, and the Lender is willing to make such amendment, all upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

     In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1    CAPITALIZED TERMS.  Capitalized terms used in this Amendment and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

     2. NEGATIVE COVENANTS. Effective as of March 29, 1996, Section 8.7 of the Agreement is deleted in its entirety and replaced with the following:

          RESTRICTED INVESTMENTS. Make any loans, advances or extensions of credit (including, without limitation, the accrual of interest, late fees, penalties or other charges upon any sums owed to it) to, or any investment in cash or by delivery of property in, any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, advance, asset transfer or capital contribution, or otherwise, except for (i) travel or other reasonable expense advances to employees in the ordinary course of business,
(ii) loans, advances and other sums receivable due from GT Brazil (excluding accrual for intercompany fees) not to exceed, after including the aggregate amount of obligations under agreements entered into during such period for its leasing of equipment to GT Brazil, in fiscal year 1996, the aggregate sum of Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000) or, in fiscal year 1997, the aggregate sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000), (iii) loans, advances, and other sums receivable due from GT Mexico outstanding at any time or from time to time in an amount not to exceed, after including the aggregate amount of obligations under agreements entered into during such period for its leasing of equipment to GT Mexico, Six Million Dollars ($6,000,000) less the amount of all outstanding GT Mexico Loans, and
(iv) Permitted Acquisitions.

     3.   REAFFIRMATION AND MODIFICATION OF GUARANTIES AND PLEDGES.

     The form, terms and conditions of each of the following documents are hereby ratified and reaffirmed in all respects:

          (i) Security and Pledge (Guarantor), dated August 10, 1994, executed by the Borrower in favor of the Lender;

          (ii) Security and Pledge (Pledgor), dated August 10, 1994, executed by GT Mexico Holding Company in favor of the Lender;

          (iii) Guaranty and Security Agreement (the "Metrum Guaranty"), dated November 22, 1994, executed by Metrum in favor of the Lender;

          (iv) Guaranty and Security Agreement (the "GT Mexico Holding Company Guaranty:"), dated November 22, 1994, executed by GT Mexico Holding Company in favor of the Lender;

          (v) Guaranty (the "GT Mexico Guaranty"), dated November 22, 1994, executed by GT Mexico in favor of the Lender;

          (vi) Pledge Agreement, dated November 22, 1994, executed by the Borrower in favor of the Lender, regarding the pledge of Metrum stock; and

          (vii) Pledge Agreement, dated November 22, 1994, executed by the Borrower in favor of the Lender, regarding the pledge of GT Mexico Holding Company stock; and

          (viii) Guaranty (the "GT Brazil Guaranty"), dated March 29, 1996, executed by GT Brazil in favor of the Lender.

     Each of the Borrower, Metrum, GT Mexico Holding Company, GT Mexico, and GT Brazil acknowledges and agrees that it is and shall remain liable for the payment of all obligations to the full extent provided in the Metrum Guaranty, the GT Mexico Holding Company Guaranty, the GT Mexico Guaranty and the GT Brazil Guaranty, respectively, all as amended by this section 3.

     4. NO OTHER MODIFICATIONS. Except as expressly amended or modified by the terms hereof, the Agreement shall remain in full force and effect. This Agreement shall not affect, modify or diminish the obligations of Borrower which have accrued prior to the effectiveness of the provisions hereof.

     5. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The Borrower hereby certifies that the representations and warranties contained in the Agreement continue to be true and correct and that no Default or Event of Default has occurred.

     6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF FLORIDA.

     7. JURY TRIAL WAIVER. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed, sealed and delivered the day and year first above written.

BORROWER:

GROUP TECHNOLOGIES CORPORATION,
a Florida corporation
/s/ David D. Johnson
Vice President


LENDER:

FIRST UNION COMMERCIAL CORPORATION,
a North Carolina corporation
/s/ Roanne Disalvatore
Vice President

     Each of the Guarantors whose name is set forth below acknowledges that it has reviewed, confirmed and consented to the terms of this Amendment and each of the documents and transactions contemplated hereby, including, but not limited to, the terms of Section 3 of this Amendment.

GROUP TECHNOLOGIES S.A. de C.V.
/s/ Richard L. Davis
Vice President


GROUP TECHNOLOGIES MEXICAN HOLDING COMPANY
/s/ David D. Johnson
Vice President


METRUM, INC.
/s/ David D. Johnson
Secretary and Treasurer


GROUP TECHNOLOGIES SUPRIMENTOS DE
INFORMATICA INDUSTRIA E COMERCIO LTDA.
/s/ Richard L. Davis
Vice President